UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

ARCA BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ARCA BIOPHARMA, INC.

10170 Church Ranch Way, Suite 100

Westminster, Colorado 80021

December 19, 2023

Dear Stockholders of ARCA biopharma, Inc.:

You are cordially invited to attend the Annual Meeting (the “Annual Meeting”) of Stockholders of ARCA biopharma, Inc., a Delaware corporation (the “Company” or “ARCA”). The meeting will be held on Tuesday, January 30, 2024 at 9:00 a.m. Mountain time at the Denver Marriott Westminster, 7000 Church Ranch Blvd, Westminster, Colorado 80021.

The matters scheduled to be considered at the meeting are (1) to elect the nominees of the Company’s Board of Directors (the “Board of Directors”), Dr. Michael R. Bristow and Mr. Robert E. Conway to the Board of Directors to hold office until the 2026 Annual Meeting of Stockholders, (2) to ratify the selection by the Audit Committee of the Board of Directors (the “Audit Committee”) of KPMG LLP (“KPMG”) as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023, (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement; and (4) to conduct any other business properly brought before the meeting. These items of business are more fully described in the proxy materials, which you are encouraged to read in their entirety.

In accordance with the Securities and Exchange Commission (“SEC”) rule (“Notice and Access Rule”) that allows companies to furnish their proxy materials (including the form of proxy, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 24, 2023) over the Internet, we intend to send a Notice of Internet Availability of Proxy Materials (“Notice”) on or about December 20, 2023 to our stockholders of record as of December 6, 2023. We will also provide access to our proxy materials over the Internet by December 20, 2023. As a result of the Notice and Access Rule, all stockholders receiving the Notice have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the Notice. In addition, the Notice contains instructions on how stockholders may request to receive proxy materials electronically by e-mail.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please vote, as instructed in the Notice of Internet Availability of Proxy Materials, via the Internet or the telephone, as promptly as possible in order to ensure your representation at the Annual Meeting. Alternatively, you may follow the procedures outlined in the Notice of Internet Availability of Proxy Materials to request a paper proxy card to submit your vote by mail. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely,

C. JEFFREY DEKKER
Secretary, Chief Financial Officer and Treasurer

ARCA BIOPHARMA, INC.

10170 Church Ranch Way, Suite 100

Westminster, Colorado 80021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON January 30, 2024

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of ARCA biopharma, Inc., a Delaware corporation (the “Company” or “ARCA”) will be held on Tuesday, January 30, 2024 at 9:00 a.m. Mountain time at the Denver Marriott Westminster, 7000 Church Ranch Blvd, Westminster, Colorado 80021, for the following purposes:

1.
To elect the Board of Directors’ nominees, Dr. Michael R. Bristow and Mr. Robert E. Conway, to the Board of Directors to hold office until the 2026 Annual Meeting of Stockholders;
2.
To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.
3.
To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.
4.
Any other business that is properly brought before the meeting.

Please refer to the proxy materials accompanying this Notice for further information about the business to be transacted at the Annual Meeting.

The record date for the Annual Meeting is December 6, 2023. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors:

C JEFFREY DEKKER
Secretary, Chief Financial Officer and Treasurer

Westminster, CO

December 19, 2023

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please vote, as instructed in the Notice of Internet Availability of Proxy Materials, via the Internet or the telephone, as promptly as possible in order to ensure your representation at the annual meeting. Alternatively, you may follow the procedures outlined in the Notice of Internet Availability of Proxy Materials to request a paper proxy card to submit your vote by mail.

Pursuant to the Internet proxy rules promulgated by the Securities and Exchange Commission, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, stockholders of record at the close of business on December 6, 2023, will receive a Notice of Internet Availability of Proxy Materials and may vote at the Annual Meeting and any adjournment or postponement thereof. The Company expects to mail the Notice of Internet Availability of Proxy Materials on or about December 20, 2023.

If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by our Board of Directors.

You may also vote by proxy via the Internet by going to the website http://www.investorvote.com/ABIO, and following the instructions provided there, or by telephone, by calling the following number: 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number found on the proxy card. Your proxy card, Internet or telephone vote must be received by 1:00 a.m. Mountain Time on January 30, 2024 to be counted.

We will make all of our proxy materials available on the Internet at http://www.investorvote.com/ABIO, beginning on or about December 20, 2023, and permit voting via the Internet and by telephone as of that date.

If your shares are held by a broker, bank, or other agent, you are considered the beneficial owner of those shares, and your shares are held in “street name.” If you hold your shares in “street name” you will receive instructions from your broker, bank or other agent describing how to vote your shares. If you hold shares in “street name” and do not receive instructions on how to vote your shares, you should contact your broker, bank or other agent promptly and request this information.

Even if you have voted by proxy via one of the procedures listed above, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

ARCA BIOPHARMA, INC.

10170 Church Ranch Way, Suite 100

Westminster, Colorado 80021

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

January 30, 2024

This proxy statement (this “Proxy Statement”) is being furnished to holders of ARCA biopharma, Inc. (sometimes referred to as the “Company,” “ARCA,” “we,” “us,” and “our”) common stock, par value $0.001 per share (the “Common Stock”). Proxies are being solicited on behalf of the Board of Directors of ARCA (the “Board of Directors” or the “Board”) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, January 30, 2024 at 9:00 a.m. Mountain time at the Denver Marriott Westminster, 7000 Church Ranch Boulevard, Westminster, Colorado 80021 and at any postponement or adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.

ARCA is using the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, we intend to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy materials (including the form of proxy, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 24, 2023 (the “2022 Annual Report”), collectively, the “Proxy Materials”) on or about December 20, 2023. We will also provide access to our Proxy Materials over the Internet by December 20, 2023. By furnishing the Notice to our stockholders of record, you will not receive a printed copy of the Proxy Materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report electronically or to receive a printed version in the mail. The Notice also instructs you on how you may submit your proxy over the Internet, by toll-free number or in person at the Annual Meeting. After receiving the Notice, all stockholders can access the Proxy Materials over the Internet and request to receive a paper copy of the Proxy Materials by mail. Instructions on how to access the Proxy Materials over the Internet or to request a paper copy may be found on the Notice. In addition, the Notice contains instructions on how stockholders may request to receive Proxy Materials electronically by e-mail.

All stockholders may view and print ARCA’s proxy statement and the 2022 Annual Report, which are available at www.arcabio.com.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of the Proxy Materials on the Internet?

As described above, pursuant to rules adopted by the SEC, we have elected to provide access to the Proxy Materials over the Internet. Accordingly, on or about December 20, 2023, we expect to send the Notice to ARCA’s stockholders of record. The Board of Directors is soliciting your proxy to vote at the Annual Meeting. All stockholders can access the Proxy Materials on the website referred to in the Notice or request to receive a printed or electronic set of the Proxy Materials. Instructions on how to access the Proxy Materials over the Internet or to request a printed copy may be found in the Notice.

How do I attend the Annual Meeting?

The meeting will be held on Tuesday, January 30, 2024 at 9 a.m. Mountain time at the Denver Marriott Westminster, 7000 Church Ranch Blvd, Westminster, Colorado 80021. Directions to the Annual Meeting may be found at www.arcabio.com. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on December 6, 2023 will be entitled to vote at the Annual Meeting. On December 6, 2023, there were 14,410,143 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on December 6, 2023, your shares were registered directly in your name with ARCA’s transfer agent, Computershare Trust Company N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below or return the proxy card we may mail to you to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on December 6, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

➣
Election of two directors (Proposal 1);
➣
Ratification of selection by the Audit Committee (the “Audit Committee”) of the Board of Directors of KPMG LLP (“KPMG”) as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023 (Proposal 2); and
➣
Advisory approval of the compensation of the Company’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules (Proposal 3).

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” each nominee to the Board of Directors or you may “Withhold” your vote for each nominee. For all other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

➣
To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
➣
To vote using the proxy card, simply complete, sign and date the proxy card that you may request or that we may elect to deliver at a later time and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
➣
To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number found on the Notice. Your vote must be received by 1:00 a.m. Mountain Time on January 30, 2024 to be counted.
➣
To vote through the Internet, go to http://www.investorvote.com/ABIO to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 1:00 a.m. Mountain Time on January 30, 2024 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from ARCA. Simply follow the voting instructions in the Notice to ensure that your vote is counted. You may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your access to the Internet, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of December 6, 2023.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each nominee for director and “For” the ratification of KMPG as the Company’s independent registered public accounting firm for the fiscal year 2023 and “For” the advisory approval of executive compensation. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of Nasdaq Stock Exchange LLC, or Nasdaq, brokers, banks and other securities intermediaries that are subject to Nasdaq rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under Nasdaq rules, but not with respect to “non-routine” matters. In this regard, Proposals 1 and 3 are considered to be “non-routine” under Nasdaq rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under Nasdaq rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

➣
You may submit another properly completed proxy card with a later date.
➣
You may grant a subsequent proxy by telephone or through the Internet.
➣
You may send a timely written notice that you are revoking your proxy to ARCA’s Secretary at 10170 Church Ranch Way, Suite 100, Westminster, Colorado 80021.
➣
You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by August 16, 2024, to ARCA’s Secretary at 10170 Church Ranch Way, Suite 100, Westminster, Colorado, 80021. If you wish to submit a proposal (including a director nomination) that is not to be included in next year’s proxy materials or nominate a director, you must do so by no earlier than September 15, 2024, and no later than October 15, 2024. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes withheld from any nominee, abstentions and "broker nonvotes" (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum but have no effect on the election of directors.

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for Proposal 2, and will have the same effect as “Against” votes. Broker non-votes on Proposals 1 and 3 will have no effect and will not be counted towards the vote total for any of those proposals.

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Proposal 2, the ratification of the appointment of KPMG LLP, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted in the election of directors unless you affirmatively provide the broker instructions on how to vote.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under Nasdaq rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1 and 3 are considered to be “non-routine” under Nasdaq rules and we therefore expect broker non-votes to exist in connection with those proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

➣
Proposal 1, for the election of directors. For this proposal, the two nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected (also known as a plurality vote). Only votes “For” votes will affect the outcome. Broker non-votes will have no effect.
➣
Proposal 2, to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023. This proposal must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or represented by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote.
➣
Proposal 3, an advisory approval of the compensation of the Company’s named executive officers. This proposal must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or represented by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, December 6, 2023, there were 14,410,143 shares of Common Stock outstanding and entitled to vote. Thus, the holders of 4,803,381 shares of Common Stock must be present at the meeting in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

We will make all of the Proxy Materials available on the Internet at http://www.investorvote.com/ABIO, beginning on or about December 20, 2023, and permit voting via the Internet and by telephone as of that date.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF ARCA SINCE THE DATE OF THIS PROXY STATEMENT.

Proposal No. 1

Election of Board of Directors

The Company’s Amended and Restated Certificate of Incorporation provides that the Board of Directors is divided into three classes to provide for staggered terms and that each director will serve for a term of three years or less, depending on the class to which the Board of Directors has assigned a director not previously elected by the stockholders. There are currently no vacancies on the Board of Directors. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The Company may reduce or increase the size of the Board of Directors by resolution adopted by the affirmative vote of a majority of the directors.

There are currently two Class II directors whose terms expire at the annual stockholders’ meeting in 2023, three Class III directors whose terms expire at the annual meeting in 2024 and three Class I directors whose terms expire at the annual stockholders’ meeting in 2025. The Board of Directors has nominated two Class II directors, Dr. Michael Bristow and Mr. Robert Conway, for election to the Board of Directors, for a three-year term ending on the date of the annual stockholders meeting in 2026 or until their successors are duly elected and qualified or appointed.

If elected at the Annual Meeting, Dr. Bristow and Mr. Conway would serve until the 2026 annual stockholders meeting and until their successors have been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting. All of the Company’s directors then on the Board of Directors attended the 2022 Annual Meeting of Stockholders whether in person or via telephone.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the highest number of affirmative votes will be elected. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

Director Qualifications and Diversity

The below paragraphs provide information, as of the date of this proxy statement, about each nominee and current members of the Board of Directors, including age, all positions currently held, principal occupation and business experience for the past five years. In addition to the information presented regarding each nominee’s specific experience, qualifications, attributes and skills that led the Board of Directors to conclude that such director or nominee should be able to serve as a director, the Board of Directors also believes that all of the directors and nominees have a reputation of integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment as well as a commitment to service to ARCA and the Board of Directors.

Our Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) considers diversity in the director identification and nomination process. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Nominee for Election for a Three-year Term Expiring at the 2026 Annual Meeting

The Board Of Directors Recommends

A Vote In Favor Of The Named Nominees.

Michael R. Bristow, M.D., Ph.D.

Dr. Bristow, age 78, was one of the founders of ARCA in September 2004, and has served as a Director since that time. Dr. Bristow has also served as the Company’s President and Chief Executive Officer since July 2009. Previously, Dr. Bristow served as the President and Chief Executive Officer of the Company from September 2004 to November 2006, and as the Company’s Chief Science and Medical Officer from November 2006 to July 2009. Dr. Bristow is a Professor of Medicine and the former Head of Cardiology at the University of Colorado Health Sciences Center, where he has been since October 1991. Dr. Bristow was one of the founders of Myogen, Inc. and served as Myogen’s Chief Science and Medical Officer from October 1996 to February 2006 and as a Scientific Advisor to Myogen from February 2006 until the acquisition of Myogen by Gilead Sciences, Inc. in November 2006. Dr. Bristow holds a M.D. and Ph.D. from the University of Illinois. We believe Dr. Bristow is an appropriate member of the Company’s Board of Directors given his extensive experience and expertise as a cardiologist, medical researcher and drug developer in the field of cardiovascular medicine, and heart failure specifically, and his experience as a founder and manager of a cardiovascular-focused, public pharmaceutical company. Dr. Bristow also has extensive experience with, and knowledge of, ARCA’s business, as the founder and former Chief Science and Medical Officer of the Company, and the current President and Chief Executive Officer of ARCA, and as a member of the Board of Directors of ARCA since the founding of the Company.

Robert E. Conway

Mr. Conway, age 69, was appointed to the Board of Directors in September 2013, and has served as the Chairman of our Board of Directors since 2014. Mr. Conway served as the Chief Executive Officer and member of the board of directors of Array Biopharma, a publicly traded biopharmaceutical company, from 1999 to 2012. Prior to joining Array, Mr. Conway was the Chief Operating Officer and Executive Vice President of Hill Top Research, Inc., from 1996 to 1999. From 1979 until 1996, Mr. Conway held various executive positions for Corning Inc. including Corporate Vice President and General Manager of Corning Hazleton, Inc., a contract research organization. From 2004 to 2013, he served on the board of directors of PRA International, Inc., which was a public company for a portion of his tenure there, from 2012 to the present, he has served on the board of directors of eResearch Technology, Inc., a private company, and from 2015 to July 2017, Advarra, Inc. from 2019 to August 2022, and he has served on the board of directors of Nivalis Therapeutics, Inc. a public, clinical stage pharmaceutical company. In July 2017, Nivalis Therapeutics, Inc. combined with Alpine Immune Sciences, Inc., a public, clinical stage pharmaceutical company, and Mr. Conway continues to serve on the board of directors following such combination. In addition, Mr. Conway is a member of the Strategic Advisory Committee of Genstar Capital, LLC and is a member of the board of directors of Signant Health. In April 2023, Mr. Conway became Executive Chairman and member of the board of directors of ClinOne, Inc. Mr. Conway received a B.S. in accounting from Marquette University in 1976. We believe Mr. Conway is an appropriate member of the Board of Directors given his experience and expertise in the pharmaceutical industry, in pharmaceutical development and clinical trials, and in corporate finance, governance, accounting and public company compliance.

Directors Continuing in Office Until the 2024 Annual Meeting

Raymond L. Woosley, M.D., Ph.D.

Dr. Woosley, age 81, was appointed to the Board of Directors in July 2013. Since 2012, Dr. Woosley has been the Director of the Arizona Center for Education and Research on Therapeutics, an independent, nonprofit research and education organization. Dr. Woosley is currently the President Emeritus of the Critical Path Institute, a non-profit, public-private partnership with the Federal Food and Drug Administration, of which he was a founder in November 2004, and where he served as President, Chief Executive Officer and Chairman of the board of directors from 2005 to 2011. Since 2001, Dr. Woosley has also been a Professor of Medicine and Pharmacology at The University of Arizona Health Sciences Center, and, since 2012, Professor Emeritus, where he was also Vice President for Health Sciences from 2001 to 2005, and Dean of the College of Medicine from 2001 to 2002. Since 2015, he has been Professor of Medicine in the University of Arizona, College of Medicine-Phoenix. From 1988 to 2001, Dr. Woosley was a professor of medicine at the Georgetown University School of Medicine, where he was also Director of the Institute of Cardiovascular Sciences from 1994 to 2000, and Division Chief, Clinical Pharmacology, in the Department of Medicine from 1988 to 1994. Dr. Woosley earned his Ph.D. in Pharmacology from the University of Louisville and his M.D. from the University of Miami. We believe Dr. Woosley is an appropriate member of the Board of Directors, given his expertise and experience in cardiovascular clinical pharmacology, anti-arrhythmic therapeutics, pharmacogenetic drug development and therapeutic regulatory approval.

Dan J. Mitchell

Mr. Mitchell, age 66, was appointed to the Board of Directors in February 2014. He founded, and was a manager of Sequel Venture Partners, L.L.C., a venture capital firm formed in January 1997. Prior to founding Sequel Venture Partners, Mr. Mitchell was a founder of Capital Health Venture Partners, a health care focused venture capital firm, where he was a General Partner from October 1986 until 2006, and he was in the Venture Capital Division of the Trust Department of the First National Bank of Chicago from 1983 to 1985. He currently serves on the board of directors of several private companies. Mr. Mitchell holds a B.S. from the University of Illinois and an M.B.A. from the University of California at Berkeley. We believe Mr. Mitchell is an appropriate member of the Board of Directors given his expertise and experience in the pharmaceutical industry, pharmaceutical development, and in corporate finance and governance.

Jacob Ma-Weaver

Mr. Ma-Weaver, age 36, was appointed to the Board of Directors in June 2022. He is the Managing Member of Cable Car Capital LLC, an investment adviser he founded in 2013. Cable Car Capital LLC is the General Partner of Funicular Funds, LP, a hedge fund. From 2012 to 2013, Mr. Ma‑Weaver was employed as an investment analyst at Amici Capital LLC, where he focused on healthcare. He was previously employed as an equity research associate at Dodge & Cox and a corporate finance business analyst at McKinsey & Company. Mr. Ma-Weaver received a Bachelor of Arts in Comparative Literature & Society and Economics and a Master of Arts in Statistics from Columbia University. He is a Chartered Financial Analyst (CFA) charterholder. We believe Mr. Ma-Weaver is an appropriate member of the Board of Directors because of his experience as an investor in life sciences companies, an analyst for investment firms and his academic background.

Directors Continuing in Office Until the 2025 Annual Meeting

Linda Grais, M.D.

Dr. Grais, age 67, has served as a member of the Board of Directors since May 2007. Dr. Grais was a director of Ocera Therapeutics, Inc., a public biopharmaceutical company, since January 2008 and became President and Chief Executive Officer of Ocera in June 2012, and served in that role until Ocera’s acquisition by Mallinckrodt Pharmaceuticals in December 2017. Dr. Grais served as a Managing Member at InterWest Partners, a venture capital firm from May 2005 until February 2011. From July 1998 to July 2003, Dr. Grais was a founder and executive vice president of SGX Pharmaceuticals Inc., a drug discovery company. Prior to that, she was a corporate attorney at Wilson Sonsini Goodrich & Rosati, where she practiced in such areas as venture financings, public offerings and strategic partnerships. Before practicing law, Dr. Grais worked as an assistant clinical professor of Internal Medicine and Critical Care at the University of California, San Francisco. Dr. Grais received a B.A. from Yale University, magna cum laude, and Phi Beta Kappa, an M.D. from Yale Medical School and a J.D. from Stanford Law School. Since September 2015, Dr. Grais served on the board of PRA Health Sciences, which was acquired by ICON plc in 2021, a public contract research organization, and currently serves on the board of ICON plc. Dr. Grais also joined the board of Corvus Pharmaceuticals., a publicly traded pharmaceutical company, in January 2019, and joined the board of Collective Health, a private healthcare services company, in March 2023. We believe Dr. Grais is an appropriate member of the Board of Directors because of her diverse training and experience as both a medical doctor and a lawyer, her experience as a founder and senior executive of a pharmaceutical company, and her experience as an investor in new life sciences companies. She also has extensive experience with and knowledge of the Company's business from her service on the Board of Directors of the Company since 2007.

Anders Hove, M.D.

Dr. Hove, age 57, has served as a member of the Board of Directors since February 2017. Dr. Hove is the manager of Acorn Bioventures, a partnership focusing on long-term investments in biotech, specialty pharma and medical device companies. Before Dr. Hove was a general partner of Venrock Associates, a venture capital firm, which he joined in 2004 and remained at through 2016. In 2008, Dr. Hove was a founder of Venrock Healthcare Capital Partners, Venrock’s public funds focused on small capitalization biotech companies and late-stage private companies. From 1996 to 2004, Dr. Hove was a fund manager at BB Biotech, an investment firm, and from 2002 to 2003 he also served as Chief Executive Officer of Bellevue Asset Management, an investment company. Dr. Hove previously held senior level positions in the medical, clinical and business operations of the pharmaceuticals division of Ciba-Geigy and Novartis. Mr. Hove was a member of the boards of directors of Anacor Pharmaceuticals, a publicly traded pharmaceutical company, from 2005 until its acquisition by Pfizer in June 2016, and Edge Therapeutics, a publicly traded biotechnology company, from 2015 to 2016. In addition, Dr. Hove is a member of the board of directors of MC2 Therapeutics. He received a M.Sc. in Biotechnology Engineering from the Technical University of Denmark, an M.D. from the University of Copenhagen and an M.B.A. from INSEAD (the Institut Européen d'Administration des Affaires). We believe Dr. Hove is an appropriate member of the Board of Directors, given his extensive training and experience as a medical doctor and masters of business administration, an executive in the pharmaceutical industry, and as an investor in biotechnology companies.

James Flynn

Mr. Flynn, age 43, has served as a member of the Board of Directors since December 2022. Mr. Flynn is currently a Managing Member and Portfolio Manager of Nerium Capital LLC, an investment adviser he founded in 2021. Nerium Capital LLC is the General Partner of Nerium Partners LP, a healthcare focused investment partnership. Mr. Flynn also currently serves as a Board Member for Axiom Health, a provider of software and big-data solutions to the healthcare industry, since 2022, and has been an advisor to the company since 2020. From 2017 to 2018, Mr. Flynn worked as a therapeutics analyst at Aptigon Capital (a Citadel Company), an investment firm. Prior to that, from 2003 to 2017, Mr. Flynn served in various roles at Amici Capital, LLC, an investment firm, including healthcare portfolio manager (2008 to 2017). From 2002 to 2003, Mr. Flynn worked in the credit research/high yield group at Putnam Investments, an investment firm. Mr. Flynn earned a S.B. degree in Management Science with a concentration in Finance and a minor in Economic Science from the Massachusetts Institute of Technology

(MIT). Mr. Flynn is a Chartered Financial Analyst (CFA) charterholder. We believe Mr. Flynn is an appropriate member of the Board of Directors because of his experience as an investor in life sciences companies, an analyst for investment firms and his academic background.

Board Diversity Matrix (as of December 6, 2023)

The table below provides certain highlights of the composition of our Board members and nominees as of December 6, 2023. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix as of December 6, 2023
Total Number of Directors and nominees:			8
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors	7	1	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	7	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Information Regarding the Board of Directors and Corporate Governance

Independence of The Board of Directors

As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board of Directors consults with the Company’s counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board of Directors has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Conway, Dr. Grais, Mr. Mitchell, Dr. Hove, Mr. Flynn and Dr. Woosley. In making this determination, the Board of Directors found that none of the directors had a material or other disqualifying relationship with the Company. Dr. Bristow, the Company’s President and Chief Executive Officer is not an independent director by virtue of his employment relationship with the Company.

Board Leadership Structure

The Company has structured its Board of Directors in a way that the Company believes effectively serves its objectives of corporate governance and management oversight. The Company separates the roles of Chief Executive Officer and Chairman of the Board of Directors in recognition of the differences between the two roles. The Company believes that the Chief Executive Officer should be responsible for the day to day leadership and performance of the Company, while the Chairman of the Board of Directors should work with the Chief Executive Officer and the rest of the Board of Directors to set the strategic direction for the Company and provide guidance to, and oversight of the Chief Executive Officer. The Chairman also sets the agenda for meetings of the Board of Directors and presides over them.

Mr. Conway, who is an independent director, was elected Chairman of the Board of Directors in 2014. In this capacity, Mr. Conway, among other things, calls and presides over Board meetings, including meetings of the independent directors, and sets meeting agendas. In this role, Mr. Conway can effectively coordinate between the Board of Directors and management regarding risk management issues and the implementation of appropriate responses, and can help ensure the effective independent functioning of the Board of Directors in its oversight responsibilities. Accordingly, the Chairman has substantial ability to shape the work of the Board of Directors.

Role of the Board of Directors in Risk Oversight and Risk Management

One of the Board of Directors’ key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, while the Board of Directors is responsible for monitoring and assessing strategic risk exposure, the Audit Committee has the responsibility to consider and discuss the major financial risk exposures and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of ARCA’s accounting and financial reporting processes. The Nominating and Corporate Governance Committee monitors the effectiveness of the corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee of the Board of Directors (the “Compensation Committee”) assesses and monitors whether any compensation policies and programs have the potential to encourage excessive risk-taking. The entire Board of Directors and its committees address risk management issues from time-to-time and at least annually meet with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board of Directors as a whole and the various standing committees receive periodic reports from the employees responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors as quickly as possible.

Meetings of The Board of Directors

The Board of Directors met thirteen times during the 2022 fiscal year. The independent members of the Board of Directors met separately as a group at six of the board meetings in 2022. All members of the Board of Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which each director served and (ii) the total number of meetings held by all committees of the Board of Directors of which each director was a member during the periods that they served.

Information Regarding Committees of the Board of Directors

The Board of Directors has three standing committees: The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the fiscal year ended December 31, 2022, for each of the committees of the Board of Directors:

Name	Audit	Compensation	Nominating and Corporate Governance
Dr. Michael R. Bristow
Dr. Linda Grais	X	X*
Dr. Raymond L. Woosley		X	X*
Mr. Robert E. Conway	X*	X
Mr. Dan J. Mitchell	X		X
Dr. Anders Hove			X
Total meetings in fiscal 2022	4	2	1

* Committee Chairperson.

In 2022, the Board of Directors established a Special Committee to evaluate strategic options for maximizing stockholder value. The Special Committee includes ARCA Board Chairman Robert E. Conway (chair), and Board members Linda Grais, M.D., Anders Hove, M.D and Jacob Ma-Weaver (joined the Committee in June 2022).

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment regarding the Company.

Audit Committee

The Audit Committee of the Board of Directors, (the “Audit Committee”), was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act, to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the company and any related persons; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including a review of the Company’s disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” discussion in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. As of December 31, 2022, the Audit Committee was composed of three directors: Mr. Conway (chair), Mr. Mitchell and Dr. Grais. The Audit Committee met four times during the fiscal year. The Board of Directors has adopted a written charter of the Audit Committee that is available to stockholders on the Company’s website at www.arcabio.com.

The Board of Directors reviews the Nasdaq listing standards definition of independence for audit committee members on an annual basis and has determined that all members of the Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board of Directors has also determined that Mr. Conway qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Conway’s level of knowledge and experience based on several factors, including his prior experience, business acumen and independence.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022, with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Mr. Robert Conway

Mr. Dan Mitchell

Dr. Linda Grais

Compensation Committee

The Compensation Committee of the Board of Directors (the "Compensation Committee"), is currently composed of three directors: Mr. Conway, Dr. Grais (chair) and Dr. Woosley. All members of the Compensation Committee are independent, as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards. The Compensation Committee met six times during the fiscal year. The Compensation Committee has adopted a written charter that is available to stockholders on the Company’s website at www.arcabio.com.

The Compensation Committee of the Board of Directors acts on behalf of the Board of Directors to review, adopt and oversee the Company’s compensation strategy, policies, plans and programs, including:

•
overseeing succession planning for senior management of the Company, including a review of the performance and advancement potential of current and future senior management and succession plans for each and recommending, as appropriate, the retention of potential succession candidates;
•
assessing the overall compensation structure of the Company and evaluating and recommending changes to the Company’s compensation philosophies and strategies;

•
reviewing and approving performance-based compensation plans or programs, including establishing goals and targets, applicable to the Chief Executive Officer and other members of the management team;
•
administering, reviewing, and approving all executive compensation programs or plans, and all of the Company’s incentive compensation and stock plans and awards thereunder of the Company, including amendments to the programs, plans or awards made thereunder; and
•
preparing and approving the Report of the Compensation Committee to be included as part of the Company’s annual meeting proxy statement, to the extent required.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets, as it deems appropriate. The agenda for each meeting is usually developed by the Chair of the Compensation Committee. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. In general, the Compensation Committee has set executive compensation to be in line with peer companies identified by the Compensation Committee and to incentivize the Company’s executive officers in achieving the Company’s short- and long-term corporate goals.

In 2020, the Compensation and Nominating and Corporate Governance Committees of the Company reviewed the Company’s current employee and director compensation, including the Company’s 2013 Equity Incentive Plan. As part of this review, the Committees considered certain changes to the ARCA 2013 Equity Incentive Plan that were included in the 2020 ARCA Equity Incentive Plan. Both Committees recommended approval of the 2020 ARCA Equity Incentive Plan, and the Plan was subsequently approved by the Board of Directors and the Company’s stockholders on December 10, 2020.

The current compensation for the Named Executive Officers was set by the Compensation Committee and the Board in 2020. On December 21, 2020, the Compensation Committee approved the following base salary compensation and target bonus percentages for the named executive officers and principal financial officer for the 2021 fiscal year:

•
Michael R. Bristow, President and Chief Executive Officer, $345,000 base salary and target bonus of 50% of base salary;
•
Thomas A. Keuer, Chief Operating Officer, $340,000 base salary and target bonus of 40% of base salary; and
•
Christopher D. Ozeroff, Secretary, Senior Vice President and General Counsel, $304,000 base salary and target bonus of 35% of base salary.

On May 3, 2021, the Compensation Committee approved a $270,000 base salary and target bonus of 35% of base salary for C. Jeffrey Dekker, Chief Financial Officer, the Company’s principal financial officer hired in May 2021.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year.

The Compensation Committee reviews and approves the compensation of the Chief Executive Officer and the other executive officers of the Company, including annual base salaries, annual and long-term incentive or bonus awards, employment agreements, and severance and change in control agreements/provisions, in each case as, when and if appropriate, and any special or supplemental benefits. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. The Compensation Committee evaluates the performance of the Chief Executive Officer in light of Company and individual goals and objectives, and makes appropriate recommendations for improving performance. In performing the evaluation, the Chair of the Compensation Committee may solicit comments from the other non-employee members of the Board of Directors and lead the Board of Directors in an overall review of the Chief Executive Officer’s performance in an executive session of non-employee members of the Board of Directors. If the compensation for the Chief Executive Officer or any other executive officer is governed by an employment agreement, the Compensation Committee approves such employment agreement and any amendments thereto.

For all executives as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels.

The Compensation Committee also considers the results of any “say-on-pay” vote of the Company’s stockholders with regard to the compensation of the Company’s executive officers when making compensation decisions. At the 2022 annual meeting of stockholders, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement for such annual meeting, with over 91% of stockholder votes cast in favor of our “say‑on‑pay” resolution. The Compensation Committee believes that this advisory vote supports that the Company’s current compensation practices are aligned with the best interests of stockholders and anticipates taking into account the results of the advisory vote included as Proposal 3 in these Proxy Materials (and any future advisory votes) when making compensation decisions in the future.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (the "Nominating and Corporate Governance Committee"), is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board of Directors), reviewing and evaluating incumbent directors, recommending to the Board of Directors candidates for election to the Board of Directors, making recommendations to the Board of Directors regarding compensation for service on the Board of Directors and the committees thereof, making recommendations to the Board of Directors regarding the membership of the committees of the Board of Directors, assessing the performance of the Board of Directors and developing a set of corporate governance principles for the Company. The Nominating and Corporate Governance Committee is composed of three directors: Dr. Hove, Mr. Mitchell and Dr. Woosley (chair). All members of the Nominating and Corporate Governance Committee in 2022 were independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met once during the 2022 fiscal year. The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on the Company’s website at www.arcabio.com.

The Nominating and Corporate Governance Committee periodically reviews the compensation of non-employee Directors for service on the Board of Directors and committees thereof. In 2015, the Nominating and Corporate Governance Committee began a review of its Director compensation levels considering general market conditions in the life science industry, and in comparison to other clinical stage biopharmaceutical companies, and in early 2016, the Committee recommended, and the Board of Directors approved, revised compensation for non-employee Directors, discussed in “Director Compensation” below. Since adoption of this policy, the Nominating and Corporate Governance Committee has reviewed Director compensation on an annual basis.

In 2020, the Nominating and Corporate Governance Committee (together with the Compensation Committee) engaged a consultant to evaluate the current compensation of the Company’s non-employee directors and make recommendations to the Nominating and Corporate Governance Committee. The changes made as a result of this evaluation are discussed in “Director Compensation” below.

The Board of Directors has adopted a process for identifying and evaluating director nominees, including stockholder nominees. Before recommending an individual to the Board of Directors for membership on the Board of Directors, the Nominating and Corporate Governance Committee canvasses its members and the Company’s management team for potential candidates for the Board of Directors. The Nominating and Corporate Governance Committee also uses its network of contacts to identify potential candidates and, if it deems appropriate, may also engage a professional search firm. The Nominating and Corporate Governance Committee will consider stockholders’ recommendations for nominees to serve as director if notice is timely received by the Secretary of the Company. Candidates nominated by stockholders will be evaluated in the same manner as other candidates. The Nominating and Corporate Governance Committee keeps the Board of Directors apprised of its discussions with potential nominees, and the names of potential nominees received from its current directors, management, and stockholders, if the stockholder notice of nomination is timely made.

Although the Board of Directors has not adopted a fixed set of minimum qualifications for candidates for membership on the Board of Directors, the Nominating and Corporate Governance Committee generally considers several factors in its evaluation of a potential member, such as the candidate’s education, professional background and field of expertise including industry or academic experience in the pharmaceutical and biotechnology fields, experience in corporate governance and management, the reasonable availability of the potential member to devote time to the affairs of the Company, as well as any other criteria deemed relevant by the Board of Directors or the Nominating and Corporate Governance Committee. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability. The Nominating and Corporate Governance Committee believes it is essential that Board of Directors members come from a variety of backgrounds and experiences.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall contributions to the Company and the Board of Directors during their terms, including level of attendance, level of participation, quality of performance and contribution to the Board of Directors’ responsibilities and actions, and any relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq and SEC purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then determines whether to recommend a nominee to the Board of Directors by majority vote.

Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee addressed to the Corporate Secretary, between 60 and 90 days before the one year anniversary date of ARCA’s last annual meeting of stockholders. Recommendations must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director, and a representation that the recommending stockholder is a beneficial or record owner of ARCA’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. To date, the Nominating and Corporate Governance Committee has not rejected a timely director nominee from a stockholder.

In 2022, the Nominating and Corporate Governance Committee did not pay any fees to assist in the process of identifying or evaluating director candidates.

Stockholder Communications With The Board Of Directors

Stockholders who wish to communicate with the Board of Directors may do so by e-mail by using the following email address: directors@arcabio.com; or by mail by following the directions as set forth on ARCA’s website at www.arcabio.com, under the section titled “Corporate Governance” and the subsection titled “Governance Documents”. Communications sent in accordance with this process will be transmitted by the Company to the appropriate Board members.

Code of Business Conduct and Ethics

The Company has adopted the ARCA biopharma, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at www.arcabio.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website and file any current report on Form 8-K required by applicable law or Nasdaq listing standards.

Anti-Hedging Prohibition

Our employees, directors and consultants are prohibited from engaging in any hedging transactions of our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, as required by our insider trading policy.

Proposal 2

Ratification of Selection of the Independent Registered Public Accounting Firm

The Audit Committee has selected KPMG LLP, or KPMG, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG has audited the Company’s fiscal year financial statements since 2006. Representatives of KPMG are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG as the Company’s independent registered public accounting firm. However, the Board of Directors is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG.

Principal Accountant Fees and Services

The following table represents aggregate fees billed, or expected to be billed, to us for the fiscal years ended December 31, 2022 and December 31, 2021, by KPMG LLP, our independent registered public accounting firm.

	Fiscal Year Ended 2022	Fiscal Year Ended 2021
Audit Fees (1)	$189,612	$215,651
Audit-related Fees (2)	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$189,612	$215,651

(1)
Audit Fees include fees for the (i) audit of the financial statements included in our Form 10-K for our fiscal years ended December 31, 2022, and December 31, 2021, (ii) review of interim financial statements included on Forms 10-Q and (iii) attest, consent and review services normally provided by the accountant in connection with SEC filings.
(2)
Audit-related Fees include fees for accounting consultations.

All fees described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures

The above services performed by the independent registered public accounting firm were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services that our independent registered public accounting firm may perform. The policy also requires that our independent registered public accounting firm provide in writing:

•
an annual description of all relationships between the independent registered public accounting firm and the client that may reasonably be thought to bear on independence;
•
confirm that, in the independent registered public accounting firm’s professional judgment, the independent registered public accounting firm is independent of the client under SEC requirements;
•
discuss with the Audit Committee the independent registered public accounting firm’s independence and the potential effects on its independence of performing any non-audit related services.

The services expected to be performed by our independent registered public accounting firm during the subsequent fiscal year are presented to the Audit Committee for pre-approval. Any pre-approval must describe, in writing, the particular service or category of services.

Requests for audit, audit-related, tax, and other services not contemplated by those pre-approved services must be submitted to the Audit Committee for specific pre-approval. Generally, pre-approval is considered at the Audit Committee’s regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the chairman of the Audit Committee. If the chairman is not available, the other two Audit Committee members together have the authority to grant specific pre-approval between meetings. The chairman or the other members must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

The Audit Committee pre-approved all audit related services rendered in 2022 and did not rely on the waiver of pre-approval requirement provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated under the Exchange Act.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 2.

Proposal 3

Advisory Vote on Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies and practices described in this proxy statement.

At the 2019 annual meeting of stockholders, the stockholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of the Named Executive Officers, commonly referred to as a “say-on-pay vote,” every year. The Board of Directors has adopted a policy that is consistent with that preference.

The Company has designed its executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and to increase long-term stockholder value.

The compensation of the Named Executive Officers subject to the vote is disclosed in the Executive Compensation discussion below, the compensation tables, and the related narrative disclosure contained in this proxy statement.

Accordingly, the Board of Directors is asking the stockholders to indicate their support for the compensation of the Named Executive Officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion below, compensation tables and narrative discussion, is hereby APPROVED.”

This vote is advisory, it is not binding on the Board of Directors. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board of Directors and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Unless the Board of Directors decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next scheduled say-on-pay vote will be at the 2024 annual meeting of stockholders.

The Board Of Directors Unanimously Recommends

A Vote In Favor Of Proposal 3

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of the record date, December 6, 2023, by: (i) each director, (ii) each of our named executive officers, (iii) all executive officers and directors of the Company as a group and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o ARCA biopharma, Inc., 10170 Church Ranch Way, Suite 100, Westminster, Colorado, 80021.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws. The table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D, Form 4s or other ownership reports filed with the SEC.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to options, restricted stock units, or warrants held by that person that are currently exercisable or exercisable within 60 days of December 6, 2023. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

The percentages below are based on 14,410,143 shares of our Common Stock outstanding as of December 6, 2023.

		Percentage
	Shares Beneficially	Shares Beneficially
Beneficial Owner	Owned	Owned
Directors and Named Executive Officers
Michael R. Bristow, M.D., Ph.D. (1)	221,697	1.5%
Thomas A. Keuer (2)	121,452	*
Linda Grais, M.D. (3)	19,458	*
Robert E. Conway (4)	69,458	*
Raymond L. Woosley (5)	19,458	*
Dan J. Mitchell (6)	20,188	*
Anders Hove, M.D. (7)	18,999	*
Jacob Ma-Weaver (8)	4,012,786	27.8%
James Flynn (9)	4,334	*
Christopher D. Ozeroff (10)	50,970	*
All current directors and executive officers as a group (10 persons) (11)	4,596,789	30.9%
5% Stockholders
Funicular Funds, LP (12)	4,012,786	27.8%
Western Standard Partners, L.P. (13)	944,234	6.6%
BML Investment Partners, L.P. (14)	858,256	6.0%

* Represents beneficial ownership of less than 1% of our Common Stock.

(1)
Includes the following (i) 1,109 shares owned by Investocor Trust: Dr. Bristow is the sole trustee of Investocor Trust; (ii) 1,414 shares owned by NFS as Custodian for Michael Bristow’s IRA; and (iii) options to purchase 216,889 shares that are exercisable within 60 days of December 6, 2023.

(2)
Includes options to purchase 80,722 shares that are exercisable within 60 days of December 6, 2023, and 40,000 restricted stock units that vest within 60 days of December 6, 2023.
(3)
Includes options to purchase 19,458 shares that are exercisable within 60 days of December 6, 2023.
(4)
Includes options to purchase 19,458 shares that are exercisable within 60 days of December 6, 2023.
(5)
Includes options to purchase 19,458 shares that are exercisable within 60 days of December 6, 2023.
(6)
Includes options to purchase 19,577 shares that are exercisable within 60 days of December 6, 2023.
(7)
Includes options to purchase 18,999 shares that are exercisable within 60 days of December 6, 2023.
(8)
Includes options to purchase 12,334 shares that are exercisable within 60 days of December 6, 2023. Also see Footnote (12) below.
(9)
Includes options to purchase 4,334 shares that are exercisable within 60 days of December 6, 2023.
(10)
Mr. Ozeroff and the Company mutually agreed to conclude Mr. Ozeroff’s employment effective March 31, 2023. Shares beneficially owned is based on a Form 4 filed with the SEC on December 16, 2021.
(11)
See Notes (1) through (9) above. Also, includes additional options to purchase 48,959 shares that are exercisable within 60 days of December 6, 2023, and 40,000 restricted stock units that vest within 60 days of December 6, 2023, beneficially owned by our executive officers not listed by name in the table above.
(12)
The Funicular Funds, LP, the Funicular Fund, Cable Car Capital LLC and Jacob Ma-Weaver may be deemed to be a member of a Section 13(d) group that may be deemed to collectively beneficially own more than 10% of the Company’s outstanding shares of Common Stock. Despite such shared beneficial ownership, the reporting persons disclaim beneficial ownership of the securities except to the extent of his or its pecuniary interest therein. Funicular Fund, as a feeder fund to the Funicular Funds, LP (the “Fund”), may be deemed to beneficially own the securities directly owned by the Funicular Funds, LP. Cable Car, as the general partner of the Fund, may be deemed to beneficially own the securities directly owned by the Fund. Mr. Ma-Weaver, as the Managing Member of Cable Car, may be deemed to beneficially own the securities directly owned by the Fund. Includes options to purchase 12,000 shares that are exercisable within 60 days of December 6, 2023 by Mr. Ma-Weaver.
(13)
Based solely on a Schedule 13G filed on September 11, 2023 reporting stock ownership as of August 30, 2023 with respect to the following reporting persons: Western Standard, LLC (“Western Standard”), Western Standard Partners, LP (“WSP LP”) and Eric D. Anderson. Western Standard reported that it holds sole voting power and sole dispositive power with respect to 944,234 shares of common stock of the Company (the “Western Standard Shares”), and WSP LP reported that it holds sole voting power and sole dispositive power with respect to 742,410 shares of common stock of the Company (the “WSP LP Shares,” and collectively with the Western Standard Shares, the “Shares”). Mr. Anderson reported that he holds sole voting power and sole dispositive power with respect to 944,234 shares of common stock of the Company. Western Standard is the general partner and investment manager to WSP LP. Mr. Andersen is the managing member of Western Standard and may also be deemed to beneficially own the Shares owned by WSP LP. The address of each of Western Standard, WSP LP and Mr. Anderson is 5757 Wilshire Boulevard, Suite 636, Los Angeles, California 90036.
(14)
Based on a Schedule 13G/A filed with the SEC on February 8, 2023. BML Investment Partners, L.P. is a Delaware limited partnership whose sole general partner is BML Capital Management, LLC. The managing member of BML Capital Management, LLC is Braden M. Leonard. As a result, Braden M. Leonard is deemed to be the indirect owner of the shares held directly by BML Investment Partners, L.P. Despite such shared beneficial ownership, the reporting persons disclaim that they constitute a statutory group within the meaning of Rule 13d-5(b)(1) of the Exchange Act. The address for BML Investment Partners, L.P. is 65 E Cedar - Suite 2, Zionsville, IN 46077.

Executive Officers

Set forth below is information regarding each of the executive officers as of December 6, 2023.

Name	Age	Position
Michael R. Bristow, M.D., Ph.D.*	78	President and Chief Executive Officer
C. Jeffrey Dekker	59	Secretary, Chief Financial Officer and Treasurer
Thomas A. Keuer	64	Chief Operating Officer

* Also serves as a director.

Michael R. Bristow, M.D., Ph.D. See Dr. Bristow’s biography in Proposal Number 1 – Election of Directors.

C. Jeffrey Dekker. Mr. Dekker has served as the Company’s Chief Financial Officer and Treasurer since May 2021 and the Company's Secretary since April 2023. Prior to joining the Company, Mr. Dekker served in multiple roles of increasing responsibility at GlobeImmune, Inc. from 2006 to 2021, including President, Vice President of Finance, and Senior Director, Finance and Controller. Before joining GlobeImmune, Mr. Dekker held leadership positions in finance and accounting at private software companies since 1993, including posts ranging from Corporate Controller to Vice President at Webroot Software Inc., Requisite Technology Inc. and NxTrend Technology Inc. Earlier in his career, Mr. Dekker worked at ITT Rayonier Port Angeles Pulp Division and at KPMG in Los Angeles. He earned a B.S. in accounting from Utah State University and is a certified public accountant.

Thomas A. Keuer. Mr. Keuer has served as the Company’s Chief Operating Officer since December 2014. Mr. Keuer served as the Company’s Executive Vice President, Pharmaceutical Operations from 2006 to 2014. Prior to joining the Company, Mr. Keuer served as the SVP of Operations for Insmed, Inc. from 2004 to 2006. Prior to Insmed, Mr. Keuer served as the VP of Engineering for Baxter Healthcare from 1998 to 2004. Prior to Baxter, Mr. Keuer served as the VP of Operations for Somatogen, Inc. Mr. Keuer received his M.S. in Biochemical Engineering from Rice University and received his B.S. in Chemical Engineering from the University of Texas, Austin.

Executive Compensation

The following table shows for the fiscal years ended December 31, 2022 and December 31, 2021, compensation awarded to, paid to, or earned by the Company’s principal executive officer and its two most highly compensated executive officers as of December 31, 2022, collectively, the Named Executive Officers:

Summary Compensation Table for Fiscal 2022 and 2021

Name and Principal Position	Year	Salary ($)(1)	Option Awards ($)(2)	Stock Awards ($)(2)	Non-Equity Incentive Plan Awards ($)	All Other Compensation ($)(3)	Total ($)
Michael R. Bristow	2022	345,000	—	—	—	13,800	358,800
President and Chief Executive Officer
	2021	343,431	162,956	—	—	20,126	526,513
Thomas A. Keuer	2022	340,000	—	88,400	—	20,593	448,993
Chief Operating Officer
	2021	338,577	60,036	—	—	22,002	420,615
Christopher D. Ozeroff (4)	2022	304,000	—	—	—	12,429	316,429
Former Secretary, Senior Vice President and General Counsel
	2021	303,744	47,171	—	—	15,114	366,029

(1)
The amounts reported under “Salary” in the above table represent the actual amounts paid during the calendar year. Because the Company’s actual pay dates do not always coincide with the first and last days of the year, these amounts may differ from the base salary amounts authorized by the Company’s Board of Directors.
(2)
The amounts reported under “Option Awards” and "Stock Awards" in the above table reflect the grant date fair value of these awards as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, excluding the effects of estimated forfeitures. The vesting schedule for options included in the above table are included in the table of “Outstanding Equity Awards at Fiscal Year End” below. The value of stock option and restricted stock unit awards was estimated using the Black-Scholes option-pricing model. The valuation assumptions used in the valuation of option grants and restricted stock units may be found in Note 8 to the Company’s financial statements included in the annual report on Form 10-K for the year ended December 31, 2022.
(3)
Represents 401(k) Company match, Health Savings Account contributions by the Company, group term life premiums and cell phone reimbursements.
(4)
Mr. Ozeroff and the Company mutually agreed to conclude Mr. Ozeroff’s employment effective March 31, 2023.

Narrative Disclosure to Summary Compensation Table

Employment Agreements or Arrangements

Michael R. Bristow, M.D., Ph.D. Dr. Bristow serves as the Company’s President and Chief Executive Officer under an Employment and Retention Agreement dated as of June 4, 2008, as amended. Pursuant to such employment agreement, Dr. Bristow is permitted to continue his academic work for the University of Colorado Health Sciences Center and for the Cardiovascular Institute, so long as it does not interfere with his duties as President and Chief Executive Officer of ARCA.

Under his employment agreement, Dr. Bristow is entitled to receive an annual base salary of $200,000, subject to annual increases if approved by the Company’s Board of Directors or Compensation Committee and is eligible to receive an annual bonus as determined by the Board of Directors or Compensation Committee in its sole discretion.

On January 29, 2021, the Compensation Committee approved a cash bonus of $144,000 for Dr. Bristow. The cash bonus was earned under the 2020 Bonus Plan for services rendered in 2020. See “Non-Equity Incentive Plan Compensation” below for descriptions of the 2020 Bonus Plan.

If the Company terminates Dr. Bristow’s employment without “cause,” or if Dr. Bristow terminates his employment with “good reason” (as these terms are defined in his employment agreement), the Company has agreed to pay Dr. Bristow a severance payment equivalent to (i) (a) 12 months of his base salary, if such termination occurs on the same day as or within 13 months after a change of control of the Company, or (b) six months of his base salary if such termination does not occur on the same day as or within 13 months after a change of control of the Company, (ii) a pro rata portion of any bonus compensation under any employee bonus plan that has been approved by the Board of Directors payable to him for the fiscal year in which his employment terminated to be paid at the same time that such incentive bonus would have been paid had the termination not occurred, and (iii) reimbursement to cover out-of-pocket costs to continue group health insurance benefits under COBRA for 6 months, whether he elects or is eligible to receive COBRA (provided, that even if he does not elect or is not eligible to receive COBRA, he will receive the equivalent of such out-of-pocket expenses paid by him not to exceed the costs that the benefits would equal under COBRA if he were so eligible). In addition, ARCA may elect in its sole discretion, to pay additional severance equal to up to 6 months of base salary, which additional payment would extend the covenants and obligations under Dr. Bristow’s Employee Intellectual Property, Confidentiality and Non-Compete Agreement for such additional period. The severance payment is conditioned on the execution by Dr. Bristow of a legal release in a form acceptable to the Company. A termination for “cause” includes Dr. Bristow’s willful misconduct, gross negligence, theft, fraud, or other illegal or dishonest conduct, any of which are considered to be materially harmful to the Company; refusal, unwillingness, failure, or inability to perform his material job duties or habitual absenteeism; or violation of fiduciary duty, violation of any duty of loyalty, or material breach of any material term of his employment agreement or his Employee Intellectual Property, Confidentiality and Non-Compete Agreement, or any other agreement, with the Company. “Good reason” includes a relocation by us of Dr. Bristow’s normal work location greater than 30 miles; a decrease in current base salary by more than 15%, with certain exceptions; and the Company’s unilateral decision to significantly and detrimentally reduce Dr. Bristow’s job responsibilities.

Thomas A. Keuer. Mr. Keuer serves as the Company’s Chief Operating Officer under an Amended and Restated Employment Agreement that was effective as of January 1, 2015.

Under his employment agreement, Mr. Keuer is entitled to receive an annual base salary of $280,000, subject to annual increases if approved by the Company’s Board of Directors or Compensation Committee and is eligible to receive an annual bonus as determined by the Board of Directors or Compensation Committee in its sole discretion.

On January 29, 2021, the Compensation Committee approved a cash bonus of $98,000 for Mr. Keuer. The cash bonus was earned under the 2020 Bonus Plan for services rendered in 2020. See “Non-Equity Incentive Plan Compensation” below for descriptions of the 2020 Bonus Plan.

On December 8, 2022, the Compensation Committee approved a retention bonus of $100,000 for Mr. Keuer, subject to continued employment with the Company through the earlier of a change in control of the Company or certain clinical development decisions. On November 29, 2023, the Compensation Committee approved the amendment of certain retention bonus letters between the Company and Thomas A. Keuer to (i) increase the aggregate amount of the retention bonus by 50%, to $150,000, and (ii) in order to assist with tax obligations associated with the vesting of certain ARCA restricted stock unit awards, provided that $35,000 of Mr. Keuer’s retention bonus was paid on December 8, 2023. The remaining portion of the retention bonus with respect to Mr. Keuer, consisting of $115,000, will become payable consistent with the original terms of the retention bonus letter.

If the Company terminates Mr. Keuer’s employment without “cause,” or if Mr. Keuer terminates his employment with “good reason” (as these terms are defined in his employment agreement), the Company has agreed to pay Mr. Keuer a severance payment equivalent to (i) (a) 12 months of his base salary, if such termination occurs on the same day as or within 13 months after a change of control of the Company, or (b) six months of his base salary if such termination does not occur on the same day as or within 13 months after a change of control of the Company, (ii) a pro rata portion of any bonus compensation under any employee bonus plan that has been approved by the Board of Directors payable to him for the fiscal year in which his employment terminated to be paid at the same time that such incentive bonus would have been paid had the termination not occurred, and (iii) reimbursement to cover out-of-pocket costs to continue group health insurance benefits under COBRA for (x) 12 months, if such termination occurs on the same day as or within 13 months after a change of control of the Company, or (y) six months if such termination does not occur on the same day as or within 13 months after a change of control of the Company, whether he elects or is eligible to receive COBRA (provided, in either event, that even if he does not elect or is not eligible to receive COBRA, he will receive the equivalent of such out-of-pocket expenses paid by him not to exceed the costs that the benefits would equal under COBRA if he were so eligible). In addition, ARCA may elect in its sole discretion, to pay additional severance equal to up to 12 months of base salary, which additional payment would extend the covenants and obligations under Mr. Keuer’s Employee Intellectual Property, Confidentiality and Non-Compete Agreement for such additional period. The severance payment is conditioned on the execution by Mr. Keuer of a legal release in a form acceptable to the Company. A termination for “cause” includes Mr. Keuer’s willful misconduct, gross negligence, theft, fraud, or other illegal or dishonest conduct, any of which are considered to be materially harmful to the Company; refusal, unwillingness, failure, or inability to perform his material job duties or habitual absenteeism; or violation of fiduciary duty, violation of any duty of loyalty, or material breach of any material term of his employment agreement or his Employee Intellectual Property, Confidentiality and Non-Compete Agreement, or any other agreement, with the Company. “Good reason” includes a relocation by us of Mr. Keuer’s normal work location greater than 30 miles; a decrease in current base salary by more than 15%, with certain exceptions; and the Company’s unilateral decision to significantly and detrimentally reduce Mr. Keuer’s job responsibilities.

Christopher D. Ozeroff. Mr. Ozeroff served as the Company’s Senior Vice President and General Counsel under an Employment and Retention Agreement dated as of June 12, 2008, as amended until March 31, 2023.

Under his employment agreement, Mr. Ozeroff was entitled to receive an annual base salary of $259,000, subject to annual increases if approved by the Company’s Board of Directors or Compensation Committee and is eligible to receive an annual bonus as determined by the Board of Directors or Compensation Committee in its sole discretion.

On January 29, 2021, the Compensation Committee approved a cash bonus of $84,000 for Mr. Ozeroff. The cash bonus was earned under the 2020 Bonus Plan for services rendered in 2020. See “Non-Equity Incentive Plan Compensation” below for descriptions of the 2020 Bonus Plan.

The Company and Mr. Ozeroff have mutually agreed to conclude Mr. Ozeroff’s employment effective March 31, 2023.

Upon the conclusion of Mr. Ozeroff’s employment without “cause” (as defined in his employment agreement, as previously amended, with the Company) the Company provided severance benefits pursuant to the terms of his employment agreement. The severance benefits included six months of his base salary and reimbursement to cover out-of-pocket costs to continue group health insurance benefits under COBRA for 6 months, all of which have been paid. The severance benefits were conditioned on the execution by Mr. Ozeroff of a legal release of claims.

Non-Equity Incentive Plan Compensation

In February 2007, the Compensation Committee and the Board of Directors of ARCA established a bonus structure for its entire executive team. The philosophy employed was to create incentives for the executive officers to achieve key corporate goals. The Compensation Committee retained discretion to change the bonus structure and the bonus payment amounts as it considered appropriate.

2021 Goals

The Company’s 2021 goals were based on (1) executing our development plan for rNAPc2 (AB201), our clinical product candidate for the treatment of patients with COVID-19 (2) further defining our development plan for Gencaro, our clinical product candidate for the treatment of atrial fibrillation, and (3) finance and corporate compliance goals.

The Board of Directors did not approve any payouts under the 2021 Bonus Plan since the primary endpoints for rNAPc2 Phase 2b clinical trial were not met.

Other Elements of Executive Compensation Program

The remaining elements of the Company’s executive compensation program, like its broader employee compensation programs, are intended to make the Company’s overall compensation program competitive with those of its peer companies, keeping in mind the constraints imposed by the Company’s reliance on capital markets as a primary source of cash. The remaining elements of the Company’s executive compensation program, (401(k) Plan, Medical, Dental, and Vision Plans, Life and Disability Insurance) are available to all Company employees.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation the Company is providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The Company is a smaller reporting company pursuant to Rule 405 of the Securities Act and, as such, is only required to include information for the past two fiscal years in the table below.

Pay versus performance table
Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for non-PEO NEOs ($) (3)	Average Compensation Actually Paid to non-PEO NEOs ($) (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($) (5)	Net Income, in thousands ($) (6)
2022	358,800	523,780	382,711	444,912	59.10	(9,926)
2021	526,513	409,933	393,322	354,973	53.62	(19,322)

(1) The dollar amounts reported are the amounts of total compensation reported for Dr. Michael R. Bristow in the Summary Compensation Table.

(2) The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, these amounts reflect “Total” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The valuation assumptions used in the calculation of such amounts are set forth in Note 8— “Share-based Compensation” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the SEC on February 24, 2023.

Compensation Actually Paid to PEO	Fiscal Year Ended 2022	Fiscal Year Ended 2021

Summary Compensation Table Total	$358,800	$526,513
Less, value of "Option Awards" reported in Summary Compensation Table	—	(162,956)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	—	151,275
Plus, fair value as of vesting date of equity awards granted and vested in the year	—	—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	37,325	(222,983)
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	127,655	118,084
Less, prior year-end fair value for any equity awards forfeited in the year	—	—

Compensation Actually Paid to PEO	$523,780	$409,933

(3) The dollar amounts reported represent the average of the amounts reported for our named executive officers as a group (excluding the Chief Executive Officer) in the “Total” column of the “Summary Compensation Table” in each applicable year. The names of each of the named executive officers (excluding the Chief Executive Officer) included for purposes of calculating the average amounts in each applicable year are Thomas A. Keuer and Christopher D. Ozeroff. The valuation assumptions used in the calculation of such amounts are set forth in Note 8— “Share-based Compensation” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the SEC on February 24, 2023.

(4) The dollar amounts reported represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding the Chief Executive Officer), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding the Chief Executive Officer) during the applicable year. In accordance with the SEC rules, these amounts reflect “Total” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

Average Compensation Actually Paid to Non-PEO NEOs	Fiscal Year Ended 2022	Fiscal Year Ended 2021
Average Summary Compensation Table Total	$382,711	$393,322
Less, average value of "Option Awards" and "Stock Awards" reported in Summary Compensation Table	(44,200)	(53,604)
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	47,400	49,761
Plus, average fair value as of vesting date of equity awards granted and vested in the year	—	—
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	17,055	(73,350)
Plus (less), average year over year change in fair value of equity awards granted in prior years that vested in the year	41,946	38,844
Less, average prior year-end fair value for any equity awards forfeited in the year	—	—

Average Compensation Actually Paid to Non-PEO NEOs	$444,912	$354,973

(5) Cumulative total shareholder return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.

(6) The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance Table. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.

Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid and Net Income (Loss)

All information provided above under the heading will not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2022, for all of our equity compensation plans:

No. of Securities
Remaining
Available for
	No. of Securities	Weighted Average	Future Issuance Under Equity
	to be Issued Upon Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options	Outstanding Options	Excluding Reflected in
	Units	($)	Column(a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	795,960	$5.62	371,487
Equity compensation plans not approved by security holders	—	—	—
Total	795,960	$5.62	371,487

On December 10, 2020, the Company’s stockholders approved the ARCA biopharma, Inc. 2020 Equity Incentive Plan (the “2020 Plan”) at the Company’s 2020 annual meeting of stockholders. The 2020 Plan is the successor to the Amended and Restated ARCA biopharma, Inc. 2013 Equity Incentive Plan (the “2013 Plan”). A description of the 2020 Plan is set forth in Note 8 to the Company’s financial statements included in its annual report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 24, 2023. The 2020 Plan only has options and restricted stock units outstanding as of December 31, 2022, no warrants or rights are outstanding under this plan; therefore, all values in the above table relate solely to the outstanding options.

On September 17, 2013, the Company’s stockholders approved the 2013 Plan at the Company’s 2013 annual meeting of stockholders. The 2013 Plan is the successor to the Amended and Restated ARCA biopharma, Inc. 2004 Equity Incentive Plan (the “2004 Plan”). On June 9, 2016, the Company’s stockholders approved the Amended 2013 Plan. A description of the 2013 Plan and the Amended 2013 Plan is set forth in Note 8 to the Company’s financial statements included in its annual report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 24, 2023. The Amended 2013 Plan only has options outstanding as of December 31, 2022, no warrants or rights are outstanding under this plan; therefore, all values in the above table relate solely to the outstanding options.

Compensation Risks

We believe our approach to goal setting, setting of targets with payouts at multiple levels of performance, and evaluation of performance results assist in mitigating excessive risk-taking that could harm the value or reward poor judgment by our executives. We believe several features of our programs reflect sound risk management practices. We believe we have allocated compensation among base salary and short and long-term compensation target opportunities in such a way as to not encourage excessive risk-taking. The multi-year vesting of equity awards properly accounts for the time horizon of risk. Furthermore, the Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking on an annual basis.

Outstanding Equity Awards at Fiscal year end

The following table shows for the fiscal year ended December 31, 2022, certain information regarding outstanding equity awards at fiscal year end for the Named Executive Officers.

A description of the equity incentive plans we maintain is set forth in Note 8 to the Company’s financial statements included in our annual report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 24, 2023.

	Option Awards
	Number of Securities Underlying Unexercised	Number of Securities Underlying Unexercised	Option Exercise	Option
Name	Options	Options	Price	Expiration
	(#) Exercisable	(#) Unexercisable	($)	Date
Michael R. Bristow, President and Chief Executive Officer	1,563	—	173.88	9/16/2023
	681	—	173.88	9/16/2023
	408	—	245.70	2/26/2024
	205	—	84.42	2/11/2025
	1,511	—	59.40	6/8/2026
	2,333	—	45.00	2/15/2027
	95,000	95,000 (1)(3)	4.27	12/21/2030
	31,667	63,333 (2)(3)	2.29	12/14/2031
Thomas A. Keuer, Chief Operating Officer	265	—	173.88	9/16/2023
	79	—	195.30	10/14/2023
	83	—	245.70	2/26/2024
	108	—	84.42	2/11/2025
	866	—	59.40	6/8/2026
	1,400	—	45.00	2/15/2027
	35,000	35,000 (1)(3)	4.27	12/21/2030
	11,667	23,333 (2)(3)	2.29	12/14/2031
Christopher Ozeroff, Secretary, Senior Vice President and General Counsel †	338	—	173.88	9/16/2023
	83	—	245.70	2/26/2024
	102	—	84.42	2/11/2025
	822	—	59.40	6/8/2026
	1,333	—	45.00	2/15/2027
	27,500	27,500 (1)(3)	4.27	12/21/2030
	9,167	18,333 (2)(3)	2.29	12/14/2031
† Mr. Ozeroff and the Company mutually agreed to conclude Mr. Ozeroff’s employment effective March 31, 2023. All vested options were forfeited on June 30, 2023.
(1) Options vest in 48 monthly installments measured from December 21, 2020.
(2) Options vest in 36 monthly installments measured from December 14, 2021.

(3) In the event of a change in control of the Company, 50% of the unvested shares subject to this award shall become fully and immediately vested upon the closing date of such change in control, provided, however, that on the earlier of (i) the one-year anniversary of the closing date or (ii) involuntary termination, any options that remain unvested on such earlier date shall become fully and immediately vested.

Stock Awards
	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
Name			Price
	(#) Unvested		($)
Thomas A. Keuer, Chief Operating Officer	40,000	(1)	94,400

(1) Restricted Stock Units vested on December 8, 2023.

Director Compensation

The following table shows for the fiscal year ended December 31, 2022, certain information with respect to the compensation of all non-employee directors of the Company:

Director Compensation(1)

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Linda Grais, M.D. (3)	57,500	11,336	—	—	68,836
Raymond L. Woosley, M.D. (4)	55,000	11,336	—	—	66,336
Robert E. Conway (5)	90,000	11,336	—	—	101,336
Dan J. Mitchell (6)	52,500	11,336	—	—	63,836
Anders Hove (7)	45,000	11,336	—	—	56,336
Jacob Ma-Weaver (8)	21,667	32,226	—	—	53,893
James Flynn (9)	1,667	23,013	—	—	24,680

(1)
Dr. Bristow, our President and Chief Executive Officer, was also a director during the year ended December 31, 2022, but did not receive any additional compensation for his service as a director. Dr. Bristow’s compensation as an executive officer is set forth above under “Executive Compensation—Summary Compensation Table.”
(2)
The amounts reported under “Option Awards” in the above table reflect the grant date fair value of these awards as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, excluding the effects of estimated forfeitures. The value of stock option awards was estimated using the Black-Scholes option-pricing model. The valuation assumptions used in the valuation of option grants may be found in Note 8 to the Company’s financial statements included in our annual report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 24, 2023.
(3)
The aggregate number of shares issuable upon exercise of option awards outstanding at December 31, 2022, for Dr. Grais was 19,646, of which 9,646 shares were fully vested. Excludes $52,500 for Special Committee compensation for 2022 approved and paid in 2023, as discussed below.
(4)
The aggregate number of shares issuable upon exercise of option awards outstanding at December 31, 2022, for Dr. Woosley was 19,611, of which 9,611 shares were fully vested.
(5)
The aggregate number of shares issuable upon exercise of option awards outstanding at December 31, 2022, for Mr. Conway, Chairman of the Board of Directors, was 19,604, of which 9,604 shares were fully vested. Excludes $52,500 for Special Committee compensation for 2022 approved and paid in 2023, as discussed below.
(6)
The aggregate number of shares issuable upon exercise of option awards outstanding at December 31, 2022, for Mr. Mitchell was 19,577, of which 9,577 shares were fully vested.
(7)
The aggregate number of shares issuable upon exercise of option awards outstanding at December 31, 2022, for Dr. Hove was 18,999, of which 8,999 shares were fully vested. Excludes $52,500 for Special Committee compensation for 2022 approved and paid in 2023, as discussed below.
(8)
The aggregate number of shares issuable upon exercise of option awards outstanding at December 31, 2022, for Mr. Ma-Weaver was 18,000, of which 2,000 shares were fully vested. Excludes $37,500 for Special Committee compensation for 2022 approved and paid in 2023, as discussed below.
(9)
The aggregate number of shares issuable upon exercise of option awards outstanding at December 31, 2022, for Mr. Flynn was 12,000, of which no shares were vested.

In 2021, the Company revised its compensation plan for non-employee directors to provide that non-employee directors will be compensated for their service on the Board of Directors, as follows:

•
Each non-employee director will receive an annual retainer fee of $40,000;
•
As additional compensation for their services, each non-employee director will receive (i), upon joining the Board of Directors, an initial option grant to purchase 12,000 shares of the Company’s Common Stock under the ARCA 2020 Equity Incentive Plan (the "2020 Plan"), (ii), in 2021 the members of the Board of Directors will receive a one-time retention option grant to purchase 12,000 shares of the Company’s Common Stock under the 2020 Plan and (iii), on an annual basis as of the date of the Company’s annual stockholder meeting, an annual option grant to purchase 6,000 shares of the Company’s Common Stock under the 2020 Plan; provided that such non-employee director has served on the Company’s Board of Directors for at least six months prior to the date of grant (unless such six month period is modified by recommendation of the Nominating and Corporate Governance Committee and approved by the Compensation Committee);
•
The Chairman of the Board of Directors will receive an additional annual retainer fee of $30,000;
•
The Audit Committee chair will receive an additional annual retainer fee of $15,000;
•
The chairs of the Compensation Committee and the Nominating and Corporate Governance Committee will each receive an additional annual retainer fee of $10,000;
•
Each non-chair member of the Audit Committee will receive an additional annual retainer fee of $7,500; and
•
Each non-chair member of the Compensation Committee and the Nominating and Corporate Governance Committees will receive an additional annual retainer fee of $5,000.

At the January 12, 2021 meeting of the Compensation Committee, the Company’s non-employee directors were awarded stock option grants. Mr. Mitchell, Dr. Grais, Dr. Woosley, Mr. Conway and Dr. Hove each were granted options to purchase 12,000 shares of Common Stock under the 2020 Plan vesting over three years. The purchase price for the options issued on January 12, 2021, was $4.31 per share, which was equal to the closing price of the Company’s Common Stock on Nasdaq on the date of the grant. If the non-employee director’s service terminates in connection with or at any time following a change in control, then any unexpired options that remain unvested shall become fully vested.

On June 15, 2022, the Company granted Mr. Ma‑Weaver an option to purchase 12,000 shares of Common Stock under the 2020 Plan at an exercise price of $2.27 per share, the closing price of the Company’s common stock on The NASDAQ Capital Market on June 15, 2022. The option vests in 36 equal monthly installments beginning on June 15, 2022, assuming Mr. Ma‑Weaver’s continued service on the Board for such periods.

On December 15, 2022, pursuant to the Company’s Director Compensation Policy, the Company granted Mr. Flynn an option to purchase 12,000 shares of Common Stock under the 2020 Plan at an exercise price of $2.32 per share, the closing price of the Company’s common stock on The Nasdaq Capital Market on December 15, 2022. The option vests in 36 equal monthly installments beginning on December 15, 2022, assuming Mr. Flynn’s continued service on the Board for such periods. On the same day, the Company also approved paying compensation to its existing non-employee directors, pursuant to the Company’s Director Compensation Policy, by granting to Dr. Linda Grais, Dr. Anders Hove, Mr. Robert Conway, Mr. Daniel Mitchell, Dr. Raymond Woosley and Mr. Jacob Ma-Weaver options to purchase 6,000 shares of common stock at an exercise price of $2.32 per share, the closing price of the Company’s common stock on December 15, 2022. The options are subject to the terms and conditions of the Plan and the Company’s standard forms of Stock Option Agreement and Option Grant Notice for the Plan. The options vest in 12 equal monthly installments beginning on December 15, 2022, assuming Dr. Grais’, Dr.

Hove's, Mr. Conway’s, Mr. Mitchell’s, Dr. Woosley’s and Mr. Ma-Weaver's continued service on the Board for such periods.

In 2022, the Board of Directors established a Special Committee to evaluate strategic options for maximizing stockholder value. The Special Committee includes ARCA Board Chairman Robert E. Conway (chair), and Board members Linda Grais, M.D., Anders Hove, M.D. and Jacob Ma-Weaver. In December 2023, based on the recommendation of the Nominating and Corporate Governance Committee, the Board determined that each member of the Special Committee will be paid $7,500 per month for each month of substantive service on the Special Committee. In December 2023, payments for 2022 service were made to the members of the Special Committee of $52,500 to each of Robert E. Conway, Linda Grais, M.D., Anders Hove, M.D. and $37,500 to Jacob Ma-Weaver (joined the Committee in June 2022).

Certain Relationships and Related Transactions

Certain Transactions With or Involving Related Persons

The following is a summary of transactions since January 1, 2021, or any currently proposed transaction, in which we were or are a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at fiscal year end for 2022 and 2021, and in which any of our executive officers, directors, nominees for directors or holders of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements disclosed above under the heading “Executive Compensation”.

Transactions With the Company’s President and Chief Executive Officer

The Company has entered into unrestricted research grants with the academic research laboratory of Dr. Bristow, the Company’s President and Chief Executive Officer, at the University of Colorado. Funding of any unrestricted research grants is contingent upon the Company’s financial condition, and can be deferred or terminated at the Company’s discretion. Total expense under these arrangements for the years ended December 31, 2022 and 2021 was $432,000 and $439,000, respectively, of which $216,000 was unpaid and included in accrued expenses and other liabilities as of December 31, 2022. In December 2023, the Company made a payment of $125,000 for the grant period July 2022 through December 2023 under these arrangements.

Cooperation Agreement

The Company is party to a Cooperation Agreement (the “Agreement”) with Cable Car Capital LLC, The Funicular Fund, LP, Funicular Funds, LP and Jacob Ma-Weaver (collectively, “Cable Car”).

Pursuant to the Agreement, the Board appointed Mr. Ma-Weaver as a Class III director with a term expiring at the Company’s 2024 annual meeting of stockholders, effective June 15, 2022 and appointed Mr. Ma-Weaver to the Special Committee of the Board.

Additionally, under the terms of the Agreement, the Company and Cable Car initiated a process and subsequently identified a mutually acceptable second independent director, Mr. James Flynn, to join the Company’s board of directors (the “Second Director Appointment”). Mr. Flynn was elected as Director at the 2022 annual meeting of stockholders.

Under the terms of the Agreement, Cable Car agreed to abide by customary standstill restrictions from the date of the Agreement until the earlier to occur of (i) the 180th day after the First Director Appointment is no longer serving as a director of the Company and (ii) the 90th day prior to the 2023 annual meeting of stockholders (such period, the “Cooperation Period”), including that Cable Car will not, among other things, (i) seek additional representation, or the removal of an existing director, on the Board, (ii) engage in any solicitation of proxies, or (iii) initiate, propose or otherwise solicit, including any solicitations of the type contemplated by Rule 14a-2(b) promulgated under the Securities Exchange Act of 1934 of the Company’s stockholders for the approval of any stockholder proposal. The Cooperation Period expired on November 1, 2023, the 90thday prior to the 2023 Annual Meeting.

The Company and Cable Car also agreed to customary mutual non-disparagement obligations.

Policies and Procedures for Related Party Transactions

Our Audit Committee reviews and approves all related party transactions. This review covers any material transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, and a related party had or will have a direct or indirect material interest, including, purchases of goods or services by or from the related party or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party. In evaluating any related party transaction, the Audit Committee considers, among other things, the relative benefits of the transaction to the Company, what, if any, alternatives may be available from persons not affiliated to the Company, if the terms of the transaction have been negotiated on an arm’s length basis and any other matters that the Audit Committee may deem relevant in determining whether such related party transaction is in the best interests of the Company and its stockholders.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single set of the Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

In connection with the Annual Meeting, a number of brokers with account holders who are ARCA stockholders will be “householding” the Proxy Materials. A single set of the Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Proxy Materials, please notify your broker or ARCA. Direct your written request to Secretary, ARCA biopharma, Inc., 10170 Church Ranch Way, Suite 100, Westminster, Colorado, 80021 or contact Investor Relations at 720-940-2100. The Company undertakes to promptly deliver a separate set of the Proxy Materials promptly upon receiving your written request. Stockholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

C. Jeffrey Dekker
Secretary, Chief Financial Officer and Treasurer

December 19, 2023

We will provide without charge to each person, including any beneficial owner of our Common Stock to whom a copy of Proxy Materials have been delivered, upon written or oral request, a copy of any or all of the documents referred to above that have been or may be incorporated into these Proxy Materials by reference, including a copy of our Annual Report on Form 10-K as filed with the SEC on February 24, 2023. Requests for copies should be directed to: Corporate Secretary, ARCA biopharma, Inc., 10170 Church Ranch Way, Suite 100, Westminster, Colorado 80021 or contact Investor Relations at 720‑940‑2100.

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 MMMMMMMMM 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR ASAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 a.m., Mountain Time, on January 30, 2024. Online Go to www.investorvote.com/ABIO or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ABIO • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 – Dr. Michael R. Bristow 02 – Mr. Robert E. Conway For Against Abstain For Against Abstain 2. To ratify the selection by the Audit Committee of the Board of KPMG LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement. B Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE C 1234567890 JNT 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 22BV 593365 1UPX 434956 MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MMMMMMM + 03G3JB

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ABIO • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — ARCA biopharma, Inc. + Notice of 2023 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — January 30, 2024 Michael R. Bristow, Thomas Keuer and C. Jeffrey Dekker (the “Proxies”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of ARCA biopharma, Inc. to be held on January 30, 2024 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed herein. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

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